UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

HEALTH NET, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 2013.

HEALTH NET, INC.

Meeting Information

Meeting Type:

Annual Meeting of Stockholders

For holders as of:

March 28, 2013

Date: May 23, 2013

Time: 10:00 AM PDT

Location:

Health Net of California

21281 Burbank Boulevard

Woodland Hills, CA 91367

You are receiving this communication because you hold shares in the company named above.

HEALTH NET, INC.

21650 OXNARD STREET WOODLAND HILLS, CA 91367 ATTN: ANGELEE BOUCHARD

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE AND PROXY STATEMENT 2. ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please check the Notice and Proxy Statement under “Attendance at the Annual Meeting and Voting in Person” for the requirements for meeting attendance and voting the shares in person.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time either on (i) May 20, 2013, for shares held through the Health Net’s 401(k) Savings Plan, or (ii) May 22, 2013, for all other shares. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH DIRECTOR NOMINEE UNDER ITEM 1.

1. To elect the following ten director nominees to serve for a term of one year or until Health Net's 2014 Annual Meeting of Stockholders.

   NOMINEES:

   1A. Mary Anne Citrino

   1B. Theodore F. Craver, Jr.

   1C. Vicki B. Escarra

   1D. Gale S. Fitzgerald

   1E. Patrick Foley

   1F. Jay M. Gellert

   1G. Roger F. Greaves

   1H. Douglas M. Mancino

   1I. Bruce G. Willison

   1J. Frederick C. Yeager

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3.

2. To ratify the selection of Deloitte & Touche LLP as Health Net's independent registered public accounting firm for the fiscal year ending December 31, 2013.

3. To approve, on an advisory basis, the compensation of Health Net's named executive officers.

NOTE: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

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